UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 17, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                 DELAWARE                              1-09335                          36-2545354
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                      identification no.)

             1695 RIVER ROAD                                                              60018
             DES PLAINES, IL                                                            (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

         On December 20, 2004, Schawk, Inc. (the "Company") announced that it had entered into a Stock Purchase Agreement with Seven Worldwide, Inc. ("Seven Worldwide"), KAGT Holdings, Inc. ("KAGT Holdings") and certain stockholders of KAGT Holdings (the "Stockholders") (the "Agreement"). The Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, calls for the Company to purchase all of the outstanding stock of KAGT Holdings, parent of Seven Worldwide, for total consideration of $191 million (subject to adjustment as described in the Agreement), consisting of $122.4 million in cash and 4 million shares of the Company's Class A common stock, par value $0.008 per share. The shares of Company common stock to be issued at closing will not be registered under the Securities Act of 1933, but will be entitled to registration rights pursuant to the terms of a registration rights agreement to be entered into at closing. Upon closing of the transaction, the Stockholders also will be entitled to designate one member of the Company's Board of Directors.

         The consummation of the transactions contemplated by the Agreement is subject to various closing conditions, as well as receipt of required approvals and clearances and satisfaction of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Enterprise Act of 2002, as applicable, and is expected to close on January 31, 2005.

         Attached as Exhibit 99.1 is a copy of the press release relating to the Agreement, which is incorporated herein by reference.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
            ----------------------------------------------------------
            UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
            ------------------------------------------------------

         See the discussion in Item 1.01 hereof, which is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.
            ---------------------------------------

         See the discussion in Item 1.01 hereof, which is incorporated herein by reference. Upon consummation of the transactions contemplated by the Agreement, the Company will issue 4,000,000 shares of the Company's Class A common stock, par value $0.008 per share, to the Stockholders in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01(c).  EXHIBITS.
               --------

         Exhibit 2.1 Stock Purchase Agreement by and among Schawk, Inc., Seven Worldwide, Inc., KAGT Holdings, Inc. and the Stockholders of KAGT Holdings, Inc. dated as of December 17, 2004.

         Exhibit 99.1      Press Release dated December 20, 2004.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHAWK, INC.


Date:  December 20, 2004               By: /s/ James J. Patterson
                                           -------------------------------------
                                           James J. Patterson
                                           Senior Vice President and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

2.1 Stock Purchase Agreement by and among Schawk, Inc., Seven Worldwide, Inc., KAGT Holdings, Inc. and the Stockholders of KAGT Holdings, Inc. dated as of December 17, 2004.
99.1     Press Release dated December 20, 2004.